                                                                    EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF KENTUCKY
                                ASHLAND DIVISION

IN RE:                                   )    CASE NO. 03-10078
                                         )
ASHLAND STEEL LIQUIDATING                )    CHAPTER 11
COMPANY, FKA KENTUCKY ELECTRIC           )
STEEL, INC.,                             )    HON. WILLIAM S. HOWARD
                                         )
                       DEBTOR.           )

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      ORDER GRANTING DEBTOR'S MOTION FOR ENTRY OF AN ORDER, PURSUANT TO 11
    U.S.C SS.SS. 105 AND 1112(B), DISMISSING CHAPTER 11 CASE, AUTHORIZING THE
       DISSOLUTION OF THE DEBTOR, AND APPROVING WIND DOWN OF THE DEBTOR'S
                                BUSINESS AFFAIRS
--------------------------------------------------------------------------------

     THIS MATTER is before the Court on the DEBTOR'S MOTION FOR ENTRY OF AN ORDER, PURSUANT TO 11 U.S.C ss.ss. 105 AND 1112(b), DISMISSING CHAPTER 11 CASE, AUTHORIZING THE DISSOLUTION OF THE DEBTOR, AND APPROVING WIND DOWN OF THE DEBTOR'S BUSINESS AFFAIRS (the "Motion") (1) filed on October 30, 2003 by Ashland Steel Liquidating Company, fka Kentucky Electric Steel, Inc., debtor and debtor in possession herein (the "Debtor"); and it appearing that the Motion is in the best interest of the Debtor, its estate and creditors; and notice of the Motion having been given to (a) the United States Trustee; (b) counsel to the Secured Lender Group; (c) counsel to the Official Unsecured Creditors' Committee, (d) members of the Official Unsecured Creditors' Committee; (e) all other parties claiming to be secured creditors in this chapter 11 case; (f) all parties requesting notice in this Chapter 11 case; (g) the Debtor's shareholders; and, (h) all creditors and other parties in interest as provided in Rule 2002 of the Federal Rules of Bankruptcy Procedure; and in light of the circumstances and the nature of the relief requested, it appearing that no other notice of the Motion and the relief requested therein need be given; the Court, having reviewed the Motion,


--------
(1) Unless otherwise stated, all capitalized terms will have the same meaning as set forth in the Motion.

and otherwise being fully advised in the premises, finds that the legal and factual bases set forth in the Motion establish cause for the relief granted herein.

     THE COURT HEREBY FINDS THAT:

     A. This Court has subject matter jurisdiction over this Motion pursuant to 28 U.S.C.ss. 1334. This is a core proceeding pursuant to 28 U.S.C.ss. 157(b)(2)(A). The Court can exercise its subject matter jurisdiction pursuant to 28 U.S.C.ss.157(b)(1). Venue of this proceeding and the Motion is proper in this district pursuant to 28 U.S.C.ss.ss.1408 and 1409.

     B. The Debtor has served the Motion in compliance with the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure and the Local Bankruptcy Rules of this Court. Service of the Motion is therefore proper.

     C. Pursuant to the Agreed Final Order Authorizing Debtor's Use of Cash Collateral Pursuant to 11 U.S.C. 363 entered on February 26, 2003 (Doc. #110) (the "Cash Collateral Order"), National City Bank of Kentucky (the "Bank"), acting in its capacity as "Collateral Agent" under a certain Intercreditor and Collateral Agency Agreement dated as of January 14, 2002 among Connecticut General Life Insurance Company, Modern Woodmen of America, and the Bank, for the benefit of the "Lenders" (as therein defined) (hereinafter the "Secured Lender Group") has a valid, properly perfected lien on substantially all of the Debtor's assets, including, but not limited to the Debtor's remaining cash, restricted cash and deposit accounts, accounts receivable, prepaid expenses, deposits, tax refunds, insurance policies, insurance rebates, and certain contingent, unliquidated assets relating to various claims or causes of action (the "Remaining Assets, Claims and Causes of Action"). (2)

     D. The Debtor has no equity in the Remaining Assets, Claims and Causes of Action.


--------
(2) Pursuant to the Cash Collateral Order, any party in interest (including the Official Committee of Unsecured Creditors appointed in this chapter 11 case) had until May 6, 2003 to file an adversary proceeding or contested matter challenging the validity, enforceability or priority of the Secured Lender Group's lien position, or to otherwise assert any claims or causes of action against the Secured Lender Group. See Cash Collateral Order, paragraph 11. The challenge period was extended through May 31, 2003. See Agreed Order Extending Challenge Period (Doc. #299). No party in interest filed an adversary proceeding or contested matter to challenge the Secured Lender Group's lien position, or to otherwise assert any claims or causes of action against the Secured Lender Group.

     E. The Debtor has established that "cause" exists to dismiss this Chapter 11 case pursuant to section 1112(b) of the Bankruptcy Code.

     F. The Debtor has established that the dismissal of this Chapter 11 case is in the best interest of the creditors and the estate.

     IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:

     1. The Motion is granted in its entirety;

     2. The Debtor is hereby dissolved;

     3. The Debtor shall file this Order dissolving the corporation in the office of the Secretary of State of the State of Delaware;

     4. The Debtor is hereby authorized to wind down its business affairs substantially in accordance with the Wind Down Budget attached hereto and incorporated herein as Exhibit A;

     5. With the exception of the cash, deposit accounts and retainers, which the Debtor may continue to use in accordance with the Wind Down Budget, all right, title and interest in the Remaining Assets, Claims and Causes of Action are hereby abandoned to the Bank on behalf of the Secured Lender Group;

     6. The Debtor is hereby authorized to take all actions necessary to effectuate the terms of this Order, the dissolution of the corporation and the wind down of the business affairs of the Debtor consistent with the terms of this Order;

     7. With the exception of resolving (if necessary) whether the Debtor/Secured Lender Group or American Compressed Steel is entitled to the proceeds of the sale of certain scrap material pursuant to the Agreed Order Granting Debtor's Motion for Entry of An Agreed Order Authorizing the Debtor to Sell by Private Sale Certain Scrap Material Pursuant to 11 U.S.C ss.ss. 363(b) and (f) (Doc. #329), this Court specifically does not retain any jurisdiction for any disputes, issues or any matter relating to the Wind Down Budget or any other matter relating to the winding down of the business affairs of the Debtor;

--------------------------------------------------------------------------------

     8. This chapter 11 case is hereby dismissed; and,

     9. Pursuant to Local Rule 9022-1(c), counsel for the Debtor shall cause a copy of this order to be served on each of the parties designated to receive this order pursuant to Local Rule 9022-1(a) and shall file with the Court a certificate of service of the order upon such parties within ten (10) days hereof.

     Parties to be served with a copy of this Order:

     All parties served with the Motion.


WIND DOWN BUDGET                                                                                                EXHIBIT A
(IN THOUSANDS OF DOLLARS)
                                                         ----------------------------------------------------------------
                                                            WEEK ENDED
                                                              8/29/03        SEPTEMBER        OCTOBER          NOVEMBER
                                                         ----------------------------------------------------------------
Current Asset Recovery
Existing A/R/Refund                                            $   79         $   16           $   3          $    -
Bonus payment from electrode settlement                             -              -              80               -
Insurance and Utility Deposit refund                                -             34              81               -

Other Cash Sources

Retainers and Professional Fee Account                              -              -               -               -

                                                         ----------------------------------------------------------------
                                      TOTAL CASH SOURCES       $   79         $   50           $ 164          $    -
                                                         ----------------------------------------------------------------

Shutdown Expenses
Utilities                                                      $    -         $   18           $   3          $    -
Facility and Office Expenses                                       11             14               3               -
Trustee Fees                                                        -             10               -               -
Professional Fees - Ordinary Course and
  Contract Workers                                                  -              5              11              10
Professional Fees To Be Paid From
  Professional Fee Account/Retainers*                               -              -               -               -
Property Insurance                                                  -              -               -               -
Administrative Claims                                               -              -               -              37
Workers Compensation Expenses                                       -              -              23               -
Environmental Related Costs                                        15              -               -               -
Sales and Lease Back                                                -              -               -               -
Other                                                               4             10               7              13
                                                         ----------------------------------------------------------------
                                                   Total       $   30         $   57           $  47          $   60

Compensation and Benefits
Maintenance and Engineering Payroll                            $    5         $    1           $   -          $    -
Shipping Payroll                                                    -              -               -               -
Administrative Payroll                                              7             14              13              12
Retention Bonuses                                                   -              -               -              17
Vacation Pay                                                        -              -               -               -
Workers Compensation Insurance Payment                              -              -               -               -
Directors and Officers Liability Insurance                          -              -               -               -
Fiduciary Liability Insurance                                       -              -               -               -
Employment Agreements                                               -              -               -               -
Funded Medical Claims Account                                       -              -               -               -
Disability Payments                                                 -              -               -               -
Taxes                                                               3              2               2               3
                                                         ----------------------------------------------------------------
                                                   Total       $   15         $   18          $   15          $   31
                                                         ----------------------------------------------------------------
                                         TOTAL CASH USES       $   45         $   75          $   62          $   91
                                                         ----------------------------------------------------------------

                                                         ----------------------------------------------------------------
                                           NET CASH FLOW       $   34         $  (25)         $  102          $  (91)
                                                         ================================================================




WIND DOWN BUDGET                                                                        EXHIBIT A
(IN THOUSANDS OF DOLLARS)
                                                         ----------------------------------------

                                                         DECEMBER       JANUARY           TOTAL
                                                         ----------------------------------------
Current Asset Recovery
Existing A/R/Refund                                      $   -           $   -            $   98
Bonus payment from electrode settlement                      -               -                80
Insurance and Utility Deposit refund                         -               -               115

Other Cash Sources

Retainers and Professional Fee Account                     584               -               584

                                                         -----------------------    -------------
                                      TOTAL CASH SOURCES $ 584           $   -            $  877
                                                         -----------------------    -------------

Shutdown Expenses
Utilities                                                $   -           $   -            $  21
Facility and Office Expenses                                 -               -               28
Trustee Fees                                                10               -               20
Professional Fees - Ordinary Course and
  Contract Workers                                           5               5               36
Professional Fees To Be Paid From
  Professional Fee Account/Retainers*                      584              **              584
Property Insurance                                           -               -                -
Administrative Claims                                       13               -               50
Workers Compensation Expenses                                -               -               23
Environmental Related Costs                                  -               -               15
Sales and Lease Back                                         -               -                -
Other                                                       28              18               80
                                                         -----------------------    -------------
                                                   Total $ 640           $  23            $ 857

Compensation and Benefits
Maintenance and Engineering Payroll                      $   -           $   -            $   6
Shipping Payroll                                             -               -                -
Administrative Payroll                                      12              12               69
Retention Bonuses                                            -              14               30
Vacation Pay                                                 -               -                -
Workers Compensation Insurance Payment                       -               -                -
Directors and Officers Liability Insurance                   -               -                -
Fiduciary Liability Insurance                                -               -                -
Employment Agreements                                        -               -                -
Funded Medical Claims Account                                -               -                -
Disability Payments                                          -               -                -
Taxes                                                        2               3               16
                                                         -----------------------    -------------
                                                   Total $  14           $  28            $ 121
                                                         -----------------------    -------------
                                         TOTAL CASH USES $ 654           $  51            $ 979
                                                         -----------------------    -------------

                                                         -----------------------    -------------
                                           NET CASH FLOW $ (70)          $ (51)           $(101)
                                                         =======================    =============


*Includes Frost Brown Todd LLC, VanAntwerp, Monge, Jones & Edwards, LLP, Navigant Consulting, Inc., Bryan Cave LLP, Deloitte and Touche, Thompson Hine LLP, Katz, Teller, Brant & Hild, LPA and Stoll, Keenon & Park, LLP. Budgeted amount represents the balance in the professional fee account and the retainers held by certain professionals. Fees and expenses incurred prior to the dismissal of this chapter 11 case will be invoiced and paid on or before December 15, 2003. Fees and expenses incurred after the dismissal of this chapter 11 case will be paid within ten days of the invoice date.

**Some fees and expenses budgeted for December 2003 may actually be incurred or paid in January 2004 or thereafter depending on the date of service and the timing of the wind down of the Debtor's business affairs but total fees and expenses shall not exceed the total amount budgeted absent approval by the Secured Lender Group.